Exhibit 99.1

eGain Reports 18% Increase in SaaS Revenue for Fiscal 2021;

Topline Growth Driven by New Customers and Enterprise Expansions

Sunnyvale, CA (September 1, 2021) – eGain (NASDAQ: EGAN), a leading provider of digital customer engagement solutions, today announced financial results for its fiscal 2021 fourth quarter and full year ended June 30, 2021.

“We delivered solid financial performance to end our fiscal 2021, with top and bottom-line results ahead of our guidance and street consensus,” said Ashu Roy, eGain’s CEO. “Even as we stepped up our investments in fiscal 2021, our improved gross margins resulted in better-than-expected bottom-line results for the fiscal year. We are taking actions to translate our product leadership into market dominance in knowledge management and digital customer engagement, including continuing to invest in the coming year to further build out our platform API offerings, develop our partner ecosystem and expand our market coverage. We expect these investments to accelerate our growth trajectory in fiscal 2022 and beyond.”

Fiscal 2021 Fourth Quarter Financial Highlights

●	SaaS revenue was $17.9 million, up 15% year over year.
●	Total revenue was $20.2 million, up 6% year over year.
●	Subscription non-GAAP gross margin was 80%.
●	Total non-GAAP gross margin was 75%, up 100 basis points year over year.
●	GAAP net income was $2.0 million, or $0.06 per share on a diluted basis, compared to GAAP net income of $2.2 million, or $0.07 per share on a diluted basis, for Q4 2020.
●	Non-GAAP net income was $2.5 million, or $0.08 per share on a diluted basis, compared to non-GAAP net income of $2.7 million, or $0.08 per share on a diluted basis, for Q4 2020.
●	Cash provided by operations was $8.9 million, up 59% from cash provided by operations of $5.6 million in Q4 2020.

Fiscal 2021 Full Year Financial Highlights

●	SaaS revenue was $66.9 million, up 18% year over year.
●	Total revenue was $78.3 million, up 8% year over year.
●	Subscription non-GAAP gross margin was 81%, up 200 basis points year over year.
●	Total non-GAAP gross margin was 76%, up 400 basis points year over year.
●	GAAP net income was $7.0 million, or $0.21 per diluted share, compared to GAAP net income of $7.2 million, or $0.23 per diluted share, for fiscal 2020.
●	Non-GAAP net income was $8.7 million, or $0.27 per diluted share, compared to non-GAAP net income of $9.3 million, or $0.29 per diluted share, for fiscal 2020.
●	Cash provided by operations for the year was $13.9 million, or 18% operating cash flow margin.
●	Total cash and cash equivalents, as of June 30, 2021, was $63.2 million, up 36% compared to $46.6 million as of June 30, 2020.

Fiscal 2022 First Quarter Financial Guidance

For the first quarter of fiscal 2022 ending September 30, 2021, eGain expects:

●	Total revenue of between $20.9 million to $21.3 million, which would represent growth of 10% to 12% year over year.
●	GAAP net income of breakeven to $1.0 million, or $0.00 to $0.03 per share.
●	Non-GAAP net income of $500,000 to $1.5 million, or $0.02 to $0.05 per share.

Fiscal 2022 Financial Guidance

For the fiscal 2022 full year ending June 30, 2022, eGain expects:

●	Total revenue of between $88.2 million to $89.8 million, which would represent growth of 13% to 15% year over year.
●	GAAP net loss of $3.5 million to $4.5 million, or a loss of $0.11 to $0.14 per share.
●	Non-GAAP net loss of $1.0 million to breakeven, or a loss of $0.03 to $0.00 per share.

Guidance Assumptions:

●	Includes stock-based compensation expense of approximately $500,000 for the first quarter of fiscal 2022 and $3.5 million for fiscal year 2022.
●	Includes depreciation and amortization of approximately $120,000 for the first quarter of fiscal 2022 and $500,000 for fiscal year 2022.
●	Weighted average shares outstanding of approximately 32.8 million for the first quarter of fiscal 2022 and 33.1 million for fiscal year 2022.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures as supplemental information relating to our operating results, including non-GAAP net income and non-GAAP gross margin. Such non-GAAP financial measures are adjusted for stock-based compensation expense and amortization of acquired intangible assets. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the Company’s business.

Conference Call Information

eGain will discuss its fiscal 2021 fourth quarter and full year results today via teleconference at 2:00 p.m., Pacific Time. To access the live call, dial 800-437-2398 (US and Canada) or +1 856-344-9206 (international) and give the participant passcode 8932708. A live and archived webcast of the call will also be accessible on the “Investor relations” section of the Company’s website at www.egain.com. In addition, a phone replay will be available approximately two hours following the end of the call and will remain available for one week. To access the replay dial-in information, please click here.

About eGain

eGain customer engagement platform automates digital-first, omnichannel experiences across all touch points. Powered by AI, machine learning, knowledge, and analytics, our top-rated software optimizes customer journeys with virtual assistance, messaging hub, and desktop to serve customers, reduce cost, and improve compliance. To learn more, visit www.eGain.com.

Cautionary Note Regarding Forward-Looking Statements.

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation our financial guidance for the first quarter of fiscal 2022 ending September 30, 2021 and fiscal 2022 full year ending June 30, 2022; our plans to continue to invest in the coming year to further build out our platform API offerings, develop our partner ecosystem and expand our market coverage; and expectations regarding our growth prospects. The achievement or success of the matters covered by such forward-looking statements, including future financial guidance, involves risks, uncertainties and assumptions, many of which involve factors or circumstances that are beyond our control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the fiscal year ending June 30, 2022 and first quarter of fiscal 2022. The risks and uncertainties referred to above include, but are not limited to: risks to our business, operating results, financial condition, and prospects from the current COVID-19 pandemic and related economic downturns, including but not limited to, its effect on customer demand for the Company’s products and services and the impact of potential delays in customer payments; risks associated with new product releases and new services and products features; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments, particularly in the current economic environment; risks that our lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; general political or destabilizing events, including war, intensified international hostilities, conflict or acts of terrorism; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including those addressing data privacy, cyber-security and cross-border data transfers; and other risks detailed from time to time in eGain’s public filings, including eGain’s annual report on Form 10-K filed on September 11, 2020 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corp. in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

MKR Investor Relations

Todd Kehrli or Jim Byers

Phone: 213-277-5550

Email: egan@mkr-group.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	June 30,	June 30,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$63,231	$46,609
Restricted cash	7	6
Accounts receivable, net	26,311	22,708
Costs capitalized to obtain revenue contracts, net	1,323	1,066
Prepaid expenses	3,028	2,514
Other current assets	778	617
Total current assets	94,678	73,520
Property and equipment, net	705	713
Operating lease right-of-use assets	2,191	2,962
Costs capitalized to obtain revenue contracts, net of current portion	2,612	2,380
Intangible assets, net	—	26
Goodwill	13,186	13,186
Other assets, net	1,191	918
Total assets	$114,563	$93,705

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$3,068	$2,429
Accrued compensation	8,444	7,916
Accrued liabilities	4,352	3,423
Operating lease liabilities	1,466	1,753
Deferred revenue	46,211	36,644
Total current liabilities	63,541	52,165
Deferred revenue, net of current portion	3,332	4,826
Operating lease liabilities, net of current portion	797	1,385
Other long term liabilities	832	688
Total liabilities	68,502	59,064
Stockholders' equity:
Common stock	31	31
Additional paid-in capital	378,451	374,399
Notes receivable from stockholders	(92)	(90)
Accumulated other comprehensive loss	(1,220)	(1,631)
Accumulated deficit	(331,109)	(338,068)
Total stockholders' equity	46,061	34,641
Total liabilities and stockholders' equity	$114,563	$93,705

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Year Ended
	June 30,		June 30,
	2021	2020	2021	2020
Revenue:
Subscription	$18,846	$17,296	$72,371	$66,129
Professional services	1,402	1,734	5,916	6,600
Total revenue	20,248	19,030	78,287	72,729
Cost of revenue:
Cost of subscription	3,696	3,352	13,507	14,398
Cost of professional services	1,383	1,671	5,760	6,683
Total cost of revenue	5,079	5,023	19,267	21,081
Gross profit	15,169	14,007	59,020	51,648
Operating expenses:
Research and development	4,549	4,383	17,933	16,638
Sales and marketing	7,176	5,001	25,999	19,623
General and administrative	1,930	2,070	7,749	7,981
Total operating expenses	13,655	11,454	51,681	44,242
Income from operations	1,514	2,553	7,339	7,406
Interest income, net	2	11	13	395
Other income (expense), net	144	141	(559)	185
Income before income tax benefit (provision)	1,660	2,705	6,793	7,986
Income tax benefit (provision)	388	(554)	166	(778)
Net income	$2,048	$2,151	$6,959	$7,208

Per share information:
Earnings income per share:
Basic	$0.07	$0.07	$0.22	$0.24
Diluted	$0.06	$0.07	$0.21	$0.23
Weighted average shares used in computation:
Basic	31,144	30,742	31,007	30,620
Diluted	32,561	32,159	32,597	31,956

Summary of stock-based compensation included in the costs and expenses above:
Cost of revenue	$83	$57	$326	$205
Research and development	115	158	509	706
Sales and marketing	182	129	657	551
General and administrative	56	125	208	399
Total stock-based compensation	$436	$469	$1,700	$1,861

Summary of amortization of purchased intangibles from business combinations in the costs and expenses above:
Cost of revenue	$—	$67	$26	$268
Research and development	—	—	—	—
Total amortization of intangible assets	$—	$67	$26	$268

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Year Ended
	June 30,		June 30,
	2021	2020	2021	2020
Income from operations	$1,514	$2,553	$7,339	$7,406
Add:
Stock-based compensation	436	469	1,700	1,861
Amortization of intangible assets	—	67	26	268
Non-GAAP income from operations	$1,950	$3,089	$9,065	$9,535

	Three Months Ended		Year Ended
	June 30,		June 30,
	2021	2020	2021	2020
Net income	$2,048	$2,151	$6,959	$7,208
Add:
Stock-based compensation	436	469	1,700	1,861
Amortization of intangible assets	—	67	26	268
Non-GAAP net income	$2,484	$2,687	$8,685	$9,337
Per share information:
Non-GAAP earnings per share:
Basic	$0.08	$0.09	$0.28	$0.30
Diluted	$0.08	$0.08	$0.27	$0.29
Weighted-average shares used in computation:
Basic	31,144	30,742	31,007	30,620
Diluted	32,561	32,159	32,597	31,956

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended June 30,		Growth Rates	Constant Currency Growth Rates [1]
	2021	2020
Revenue:
SaaS revenue	$17,906	$15,515	15%	11%
Legacy revenue	940	1,781	(47%)	(48%)
GAAP subscription	18,846	17,296	9%	5%
GAAP professional services	1,402	1,734	(19%)	(22%)
Total GAAP revenue	$20,248	$19,030	6%	3%

SaaS and professional services revenue:
SaaS revenue	$17,906	$15,515	15%	11%
Professional Services	1,402	1,734	(19%)	(22%)
Total SaaS and professional services revenue	$19,308	$17,249	12%	8%

Cost of Revenue:
GAAP subscription	$3,696	$3,352
Add back:
Amortization of intangible assets	—	(67)
Non-GAAP subscription	$3,696	$3,285

GAAP professional services	$1,383	$1,671
Add back:
Stock-based compensation	(83)	(57)
Non-GAAP professional services	$1,300	$1,614

GAAP total cost of revenue	$5,079	$5,023
Add back:
Stock-based compensation	(83)	(57)
Amortization of intangible assets	—	(67)
Non-GAAP total cost of revenue	$4,996	$4,899	2%	0%

Gross Profit:
Non-GAAP subscription	$15,150	$14,011
Non-GAAP professional services	102	120
Non-GAAP gross profit	$15,252	$14,131	8%	4%

Operating expenses:
GAAP research and development	$4,549	$4,383
Add back:
Stock-based compensation expense	(115)	(158)
Amortization of acquired intangible assets	—	—
Non-GAAP research and development	$4,434	$4,225	5%	2%

GAAP sales and marketing	$7,176	$5,001
Add back:
Stock-based compensation expense	(182)	(129)
Amortization of acquired intangible assets	—	—
Non-GAAP sales and marketing	$6,994	$4,872	44%	39%

GAAP general and administrative	$1,930	$2,070
Add back:
Stock-based compensation expense	(56)	(125)
Amortization of acquired intangible assets	—	—
Non-GAAP general and administrative	$1,874	$1,945	(4%)	(7%)

GAAP operating expenses	$13,655	$11,454
Add back:
Stock-based compensation expense	(353)	(412)
Amortization of acquired intangible assets	—	—
Non-GAAP operating expenses	$13,302	$11,042	20%	17%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Twelve Months Ended June 30,		Growth Rates	Constant Currency Growth Rates [1]
	2021	2020
Revenue:
SaaS revenue	$66,929	$56,793	18%	15%
Legacy revenue	5,442	9,336	(42%)	(46%)
GAAP subscription	72,371	66,129	9%	7%
GAAP professional services	5,916	6,600	(10%)	(13%)
Total GAAP revenue	$78,287	$72,729	8%	5%

SaaS and professional services revenue:
SaaS revenue	$66,929	$56,793	18%	15%
Professional Services	5,916	6,600	(10%)	(13%)
Total SaaS and professional services revenue	$72,845	$63,393	15%	12%

Cost of Revenue:
GAAP subscription	$13,507	$14,398
Add back:
Amortization of intangible assets	(26)	(268)
Non-GAAP subscription	$13,481	$14,130

GAAP professional services	$5,760	$6,683
Add back:
Stock-based compensation	(326)	(205)
Non-GAAP professional services	$5,434	$6,478

GAAP total cost of revenue	$19,267	$21,081
Add back:
Stock-based compensation	(326)	(205)
Amortization of intangible assets	(26)	(268)
Non-GAAP total cost of revenue	$18,915	$20,608	(8%)	(10%)

Gross Profit:
Non-GAAP subscription	$58,890	$51,999
Non-GAAP professional services	482	122
Non-GAAP gross profit	$59,372	$52,121	14%	11%

Operating expenses:
GAAP research and development	$17,933	$16,638
Add back:
Stock-based compensation expense	(509)	(706)
Amortization of acquired intangible assets	—	—
Non-GAAP research and development	$17,424	$15,932	9%	8%

GAAP sales and marketing	$25,999	$19,623
Add back:
Stock-based compensation expense	(657)	(551)
Amortization of acquired intangible assets	—	—
Non-GAAP sales and marketing	$25,342	$19,072	33%	31%

GAAP general and administrative	$7,749	$7,981
Add back:
Stock-based compensation expense	(208)	(399)
Amortization of acquired intangible assets	—	—
Non-GAAP general and administrative	$7,541	$7,582	(1%)	(2%)

GAAP operating expenses	$51,681	$44,242
Add back:
Stock-based compensation expense	(1,374)	(1,656)
Amortization of acquired intangible assets	—	—
Non-GAAP operating expenses	$50,307	$42,586	18%	16%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.